 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2017

Angie’s List, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35339	27-2440197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 E. Washington Street Indianapolis, IN 46202
(Address of principal executive offices, including zip code)

(888) 888-5478
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On September 29, 2017, pursuant to the Agreement and Plan of Merger, dated as of May 1, 2017, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 26, 2017 (the “Merger Agreement”), by and among Angie’s List, Inc. (“Angie’s List”), IAC/InterActiveCorp (“IAC”), ANGI Homeservices Inc. (“ANGI Homeservices”) and Casa Merger Sub, Inc. (“Merger Sub”), ANGI Homeservices completed its previously announced acquisition of Angie’s List by way of the merger of Merger Sub with and into Angie’s List (the “Merger”), with Angie’s List surviving the Merger as a wholly owned subsidiary of ANGI Homeservices.

Item 1.02    Termination of a Material Definitive Agreement.

In connection with the completion of the Merger, on September 29, 2017, Angie’s List, using funds provided by a subsidiary of IAC, repaid in full (the “Repayment”) and terminated that certain Financing Agreement, dated as of September 26, 2014, by and among Angie’s List, its subsidiaries party thereto, the lenders party thereto and TCW Asset Management Company, as collateral agent and administrative agent (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”). In connection with the Repayment, Angie’s List paid a 1% premium of $600,000 on the principal amount repaid. The material terms of the Credit Agreement are described in Note 7 to Angie’s List’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. Such description is hereby incorporated into this report by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note to this Current Report on Form 8-K, on September 29, 2017, pursuant to the Merger Agreement, ANGI Homeservices completed the Merger, upon which Angie’s List became a wholly owned subsidiary of ANGI Homeservices.

Prior to the completion of the Merger, in accordance with the Merger Agreement and the Contribution Agreement, by and between IAC and ANGI Homeservices, dated as of September 29, 2017 (the “Contribution Agreement”), and as further described in the registration statement on Form S-4 (File No. 333-219064) originally filed by ANGI Homeservices with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2017, including the proxy statement/prospectus of Angie’s List and ANGI Homeservices dated as of August 30, 2017 and filed with the SEC on such date pursuant to Rule 424(b) under the Securities Act of 1933, as amended, IAC completed the separation of its HomeAdvisor business from IAC’s other businesses and caused the HomeAdvisor business, including its assets and liabilities and certain legal entities, to be transferred to ANGI Homeservices. Pursuant to the Merger Agreement and the Contribution Agreement, ANGI Homeservices issued to IAC 414,753,515 shares of Class B Common Stock, par value $0.001 per share, of ANGI Homeservices (the “ANGI Class B Common Stock”) in exchange for the contribution of the HomeAdvisor business and approximately $1.9 million in cash to fund the aggregate cash consideration payable in the Merger. As of immediately following the Merger, the shares of ANGI Class B Common Stock beneficially owned by IAC represent approximately 87.1% of the total outstanding shares and approximately 98.5% of the total voting power of ANGI Homeservices common stock. Prior to the Merger, IAC was the sole stockholder of ANGI Homeservices.

At the effective time of the Merger (the “Effective Time”), each share of Angie’s List common stock, par value $0.001 per share (the “Angie’s List Common Stock”) outstanding immediately prior to the Effective Time (other than shares owned or held in treasury by Angie’s List, which were automatically cancelled, retired and ceased to exist for no consideration) was converted into the right to receive, at the holder’s election, (i) in the case of a share of Angie’s List common stock with respect to which an election to receive a share of Class A Common Stock, par value $0.001 per share, of ANGI Homeservices (the “ANGI Class A Common Stock”) was properly made and not revoked or lost (or with respect to which no election regarding the consideration to be received in the Merger was properly made), one share of ANGI Class A Common Stock or (ii) in the case of a share of Angie’s List common stock with respect to which an election to receive cash was properly made and not revoked or lost, $8.50 in cash, without interest (the “Cash Consideration”). The aggregate number of shares of Angie’s List common stock that properly elected to receive the Cash Consideration was 225,076, resulting in aggregate Cash Consideration of approximately $1.9 million, and all other shares of Angie’s List common stock outstanding immediately prior to the Effective Time (of which there were approximately 61.3 million shares) were converted into the right to receive shares of ANGI Class A Common Stock.

From and after the Effective Time, Angie’s List common stock has been delisted from the NASDAQ Stock Market (“NASDAQ”), has ceased to be publicly traded and will be deregistered under the Securities Exchange Act of 1934, as amended. The shares of ANGI Class A Common Stock will trade on NASDAQ under the former Angie’s List ticker symbol, “ANGI,” beginning Monday, October 2, 2017.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Angie’s List’s Current Report on Form 8-K filed with the SEC on May 3, 2017, as amended by that Amendment No. 1 as of August 26, 2017, which amendment was attached as Exhibit 2.1 to Angie’s List’s Current Report on Form 8-K filed with the SEC on August 30, 2017, and which are incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2017, Angie’s List notified NASDAQ of the effectiveness of the Merger. As a result, trading in shares of the Angie’s List Common Stock on NASDAQ was suspended and Angie’s List has requested that NASDAQ file with the SEC an application on Form 25 to remove shares of Angie’s List Common Stock from listing on NASDAQ and from registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended. Angie’s List intends to file a certificate on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 is incorporated herein by reference.

Upon the Effective Time, holders of shares of Angie’s List Common Stock immediately prior to the Effective Time ceased to have any rights as shareholders of Angie’s List (other than their right to receive the merger consideration described in the immediately preceding paragraph pursuant to the terms and conditions of the Merger Agreement).

Item 5.01    Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, all officers and members of the board of directors of Angie’s List were replaced by the officers and directors of Merger Sub, respectively.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, pursuant to the Merger Agreement, the third amended and restated certificate of incorporation of Angie’s List was amended and restated in its entirety as set forth in Exhibit 3.1 to this Current Report on Form 8-K and the amended and restated bylaws of Angie’s List were amended and restated in their entirety as set forth in Exhibit 3.2 to this Current Report on Form 8-K. The amended and restated certificate of incorporation and amended and restated bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of May 1, 2017, by and among Angie’s List, Inc., IAC/InterActiveCorp, ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.) and Casa Merger Sub, Inc.*
2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 26, 2017, by and among Angie’s List, Inc., IAC/InterActiveCorp, ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.) and Casa Merger Sub, Inc.**

3.1	Fourth Amended and Restated Certificate of Incorporation of Angie’s List, Inc.
3.2	Amended and Restated Bylaws of Angie’s List, Inc.

*	Filed as Exhibit 2.1 to Angie’s List’s Current Report on Form 8-K filed with the SEC on May 3, 2017 and incorporated herein by reference

**	Filed as Exhibit 2.1 to Angie’s List’s Current Report on Form 8-K filed with the SEC on August 30, 2017 and incorporated herein by reference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2017

ANGIE’S LIST, INC.
/s/ SHANNON M. SHAW
By: Shannon M. Shaw
Its: Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of May 1, 2017, by and among Angie’s List, Inc., IAC/InterActiveCorp, ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.) and Casa Merger Sub, Inc.*
2.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 26, 2017, by and among Angie’s List, Inc., IAC/InterActiveCorp, ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.) and Casa Merger Sub, Inc.**

3.1	Fourth Amended and Restated Certificate of Incorporation of Angie’s List, Inc.
3.2	Amended and Restated Bylaws of Angie’s List, Inc.

*	Filed as Exhibit 2.1 to Angie’s List’s Current Report on Form 8-K filed with the SEC on May 3, 2017 and incorporated herein by reference

**	Filed as Exhibit 2.1 to Angie’s List’s Current Report on Form 8-K filed with the SEC on August 30, 2017 and incorporated herein by reference